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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 16, 2005


                                  FOSSIL, INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                         0-19848               75-2018505
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(State or other jurisdiction of   (Commission File Number)     (IRS Employer
 incorporation or organization)                             Identification No.)

                   2280 N. Greenville Avenue
                       Richardson, Texas                         75082
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           (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code: (972) 234-2525.

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          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.02(a)  NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A
RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

        On March 16, 2005, Fossil, Inc. (the "Company") issued a press release reporting that as a result of recent clarifications issued by the Securities and Exchange Commission, which provided guidance on long-standing, generally accepted accounting principles related to operating leases, the Company will be adjusting its previously reported results of operations for its fourth quarter and year ended January 1, 2005, as previously disclosed in its earnings release of February 22, 2005. These adjustments will be included in the Company's 2004 Form 10-K Report to be filed on March 17, 2005.

        The Company has reviewed its lease accounting practices and based on the Company's review, and in consultation with its audit committee and its independent Registered Public Accountants, Deloitte & Touche LLP, the Company has concluded that it will change its lease accounting practices to conform with this clarification and will adjust its reported earnings for its fourth quarter and fiscal year ending January 1, 2005. These adjustments generally arise from corrections to the Company's previous accounting practices relating to the extension of its rental expense period to the lease possession date and rent escalations in computing rent expense for operating leases primarily related to its retail stores segment. Of the approximate $3.1 million non-cash pretax expense to be recorded in the fourth quarter of 2004, less than $200,000 is attributable to the current year and approximately $2.9 million is related to prior periods. Prior years' financial results will not be restated due to the immateriality of this issue to the results of operations, cash flows and statement of financial position for the Company's current year or any individual prior quarter or year. These adjustments will not affect historical or future cash flows or timing of payments under the related leases.

        Additionally, subsequent to the Company's fourth quarter and full year earnings release on February 22, 2005, the Company has reached a tentative settlement on a supplier's claim relating to the production of certain watches. As a result of this tentative settlement, the Company can now reasonably estimate this contingent liability that existed as of the Company's year ended January 1, 2005. Therefore, the Company will record a pretax charge of $875,000 in the fourth quarter of 2004.

        A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

99.1 Press Release, dated March 16, 2005, announcing certain revisions to the financial results for the quarter and year ended January 1, 2005.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 16, 2005

                                             FOSSIL, INC.

                                             By:     /s/ Mike L. Kovar
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                                             Name:   Mike L. Kovar
                                             Title:  Senior Vice President and
                                                     Chief Financial Officer

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                                                       EXHIBIT INDEX

EXHIBIT NO.   DESCRIPTION
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99.1          Press Release, dated March 16, 2005, announcing certain revisions to the financial results for the quarter and year ended
              January 1, 2005.